EXHIBIT 10.2

SECOND AMENDING AGREEMENT TO THE CREDIT AGREEMENT

dated as of April 27, 2022

ALTALINK INVESTMENT MANAGEMENT LTD.,
in its capacity as general partner of
ALTALINK INVESTMENTS, L.P.,

as Borrower,

- and -

ALTALINK INVESTMENT MANAGEMENT LTD.,

as General Partner,

- and -

ROYAL BANK OF CANADA,

as Administrative Agent of the Lenders, and as Lender,

- and -

THE LENDERS PARTY HERETO,

as Lenders

SECOND AMENDING AGREEMENT TO THE CREDIT AGREEMENT, dated as of April 27, 2022, among AltaLink Investment Management Ltd., in its capacity as general partner of AltaLink Investments, L.P., as Borrower, AltaLink Investment Management Ltd., as General Partner, Royal Bank of Canada, as Agent of the Lenders (the “Agent”), and the Lenders party hereto.

RECITALS

WHEREAS AltaLink Investment Management Ltd., in its capacity as general partner of AltaLink Investments, L.P., as Borrower, Royal Bank of Canada, as Agent of the Lenders, and the Lenders are parties to a Credit Agreement made as of April 27, 2020, as amended by a first amending agreement dated as of April 27, 2021 (collectively, the “Original Credit Agreement”);

AND WHEREAS the Borrower, the General Partner, the Lenders and the Agent have agreed to amend certain provisions of the Original Credit Agreement in the manner and on the terms and conditions provided for herein.

NOW THEREFORE for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1
DEFINITIONS

1.1Definitions

All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Original Credit Agreement.

ARTICLE 2
AMENDMENTS

2.1Amendment to Section 1.1.

(a)The definition of “Maturity Date” in Section 1.1 of the Original Credit Agreement is hereby amended by replacing the date “April 27, 2022” with the date “April 27, 2023” in such definition.

ARTICLE 3
CONDITIONS PRECEDENT

3.1Conditions Precedent

This Second Amending Agreement shall become effective when:

(a)the Agent shall have received an executed copy of this Second Amending Agreement from each of the Agent, the Lenders, the Borrower and the General Partner;

(b)the Agent has received an extension fee from the Borrower, which fee shall be in the amount of 3.5 bps calculated on the Commitment of each Lender party to this Second Amending Agreement, and payable to each such Lender; and

(c)no Event of Default shall have occurred and be continuing.

The conditions set forth above are inserted for the sole benefit of the Lenders and may be waived by the Lenders in whole or in part, with or without terms or conditions.

ARTICLE 4
REPRESENTATIONS AND WARRANTIES

4.1Representations and Warranties True and Correct; No Default or Event of Default

The Borrower and General Partner each hereby represents and warrants to the Agent and the Lenders that after giving effect to this Second Amending Agreement, (i) each of the representations and warranties of the Borrower and the General Partner, as the case may be, contained in the Original Credit Agreement and each of the other Loan Documents is true and correct on, and as of, the date hereof as if made on such date (except to the extent that such representation or warranty expressly relates to an earlier date and except for changes therein expressly permitted or expressly contemplated by the Original Credit Agreement), and (ii) no event has occurred and is continuing which constitutes or would constitute a Default or an Event of Default.

ARTICLE 5
MISCELLANEOUS

5.1No Other Amendments, Waivers or Consents

Except as expressly set forth herein, the Original Credit Agreement and all Loan Documents shall be unmodified and shall continue to be in full force and effect in accordance with their terms.

5.2Time

Time is of the essence in the performance of the parties’ respective obligations in this Second Amending Agreement.

5.3Governing Law

This Second Amending Agreement is a contract made under, and shall be governed by and construed in accordance with, the laws of the Province of Alberta and the federal laws of Canada applicable therein.

5.4Successors and Assigns

This Second Amending Agreement shall enure to the benefit of, and be binding upon, the parties hereto and their respective successors and any assigns, transferees and endorsees of the Agent or any Lender. Nothing in this Second Amending Agreement, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, any benefit or any legal or equitable right, remedy or claim under the Original Credit Agreement, as amended by this Second Amending Agreement.

5.5Counterparts

This Second Amending Agreement may be executed by the parties hereto in counterparts and may be delivered by facsimile or other electronic means (including via electronic mail in portable document format) and all such counterparts shall together constitute one and the same agreement.

[Remainder of page intentionally left blank – signature pages follow]

The parties hereto have duly executed this First Amending Agreement as of the date set forth on the first page of this Agreement.

ALTALINK INVESTMENT MANAGEMENT LTD., in its capacity as General Partner of ALTALINK INVESTMENTS, L.P.
By:	/s/ Jeffrey A. Austin
Name: Jeffrey A. Austin
Title: Director

By:	/s/ Todd Anliker
Name: Todd Anliker
Title: Director

ALTALINK INVESTMENT MANAGEMENT LTD.
By:	/s/ Jeffrey A. Austin
Name: Jeffrey A. Austin
Title: Director

By:	/s/ Todd Anliker
Name: Todd Anliker
Title: Director

ROYAL BANK OF CANADA, as Agent
By:	/s/ Yvonne Brazier
Name: Yvonne Brazier
Title: Manager, Agency Services

By:
Name:
Title:

ROYAL BANK OF CANADA, as Lender
By:	/s/ David Gazley
Name: David Gazley
Title: Authorized Signatory

By:
Name:
Title:

BANK OF MONTREAL, as Lender
By:	/s/ Steven Patchet
Name: Steven Patchet
Title: Director

By:
Name:
Title:

ATB FINANCIAL, as Lender
By:	/s/ Trevor Guinard
Name: Trevor Guinard
Title: Director - Energy Infrastructure

By:	/s/ Shane de Villiers
Name: Shane de Villiers
Title: Associate Director - Energy Infrastructure

THE BANK OF NOVA SCOTIA, as Lender
By:	/s/ Kirt Millwood
Name: Kirt Millwood
Title: Managing Director & Head

By:	/s/ Mathieu Leroux
Name: Mathieu Leroux
Title: Director